                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 23, 1998
         --------------------------------------------------------------

                Date of report (Date of earliest event reported)


                                BOWNE & CO., INC.
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

                    DELAWARE                 1-05842          13-2618477
  -------------------------------------   --------------   -------------------

  (State of incorporation organization)      (Commission   (I.R.S. Employer
                                             File Number)  Identification No.)



            345 HUDSON STREET
           NEW YORK, NEW YORK                                     10014
  ------------------------------------                     -------------------

    (Address of principal executive                             (zip code)
               offices)

ITEM 5.  OTHER EVENTS.

         Reincorporation from the State of New York to the State of Delaware.

         Reincorporation; Merger Agreement. On June 19, 1998, Bowne & Co., Inc., a New York corporation ("Bowne--New York"), and Bowne & Co., Inc., a wholly owned subsidiary of Bowne--New York and a Delaware corporation (the "Company" or "Bowne--Delaware") entered into an Agreement and Plan of Merger pursuant to which Bowne--New York would merged with and into Bowne--Delaware (the "Merger"). The Merger was effective on June 23, 1998 and the Company is now incorporated in the State of Delaware.

         Certificate of Incorporation and Bylaws. At the effective time of the Merger, the Certificate of Incorporation and Bylaws of Bowne--Delaware in effect immediately prior to the effective time of the Merger continue to constitute the Certificate of Incorporation and Bylaws of Bowne--Delaware.

         Directors. The directors of Bowne--New York in office at the effective time of the Merger currently constitute the directors of Bowne--Delaware, each holding the same directorship in Bowne--Delaware as he or she held in Bowne--New York for the terms elected and/or until their respective successors are elected or appointed and qualified. The directors of Bowne--Delaware will continue to be members of the same class of directors as they were in Bowne--New York, and the time for election of each class of directors for Bowne--Delaware will be the same as it was for the corresponding class of directors of Bowne--New York.

         Officers. The officers of Bowne--New York in office at the effective time of the Merger constitute the officers of Bowne--Delaware, each holding the same office in Bowne--Delaware as he or she held in Bowne--New York for the terms elected and/or until their respective successors are elected or appointed and qualified.

         Effect of the Merger. On and after the effective time of the Merger, the separate existence of Bowne--New York and Bowne--Delaware ceased and Bowne--Delaware succeeded, without further action, to all the properties and assets of Bowne--New York and Bowne--Delaware of every kind, nature and description and to Bowne--New York's and Bowne--Delaware's business as a going concern. Bowne--Delaware also succeeded to all rights, title and interests to all real estate and other property owned by Bowne--New York or Bowne--Delaware without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon. All liabilities and obligations of Bowne--New York or Bowne--Delaware are now the liabilities and obligations of Bowne--New York, and any proceedings pending against Bowne--New York or Bowne--Delaware are continued as if the Merger had not occurred.

         Bowne--New York Capital Stock. At the effective time of the Merger, by virtue of the Merger and without any action on the part of Bowne--New York, Bowne--Delaware or the holders of any of the common stock ("Bowne--New York Common Stock") of Bowne--New York, each issued and outstanding share of Bowne--New York Common Stock and each share of Common Stock of Bowne--New York held in the treasury of Bowne--New York, were converted into one share of Bowne--Delaware Common Stock.

         Bowne--Delaware Capital Stock. At the effective time of the Merger, by virtue of the Merger and without any action on the part of Bowne--New York, Bowne--Delaware or the holders of any of the common stock ("Bowne--Delaware Common Stock") of Bowne--Delaware, each issued and outstanding share of Bowne--Delaware Common Stock was cancelled.
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                                                                               3



         Adoption of Rights Agreement under Delaware Law. Bowne--Delaware also agreed to adopt a Rights Agreement prior to the effective time of the Merger substantially similar to the Rights Agreement, dated as of January 30, 1997, between Bowne--New York and The Bank of New York providing for the issuance of preferred share purchase rights with each share of Bowne--Delaware Common Stock issued in the Merger such that the holders of Bowne--Delaware Common Stock would have effectively the same rights after the Merger that the holders of Bowne--New York Common Stock had immediately prior to the Merger.

         Preferred Share Purchase Rights.

         The Company is authorized to issue two classes of capital stock: Common Stock, par value one cent ($.01) per share (the "Common Stock"), of which 60,000,000 shares are authorized; and Preferred Stock issuable in series, par value one cent ($.01) per share (herein referred to as the "Preferred Stock"), of which 1,000,000 shares are authorized. As of June 23, 1998, 18,410,983 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued or outstanding.

         On June 19, 1998 the Board of Directors of Bowne--Delaware authorized and directed that one preferred share purchase right (a "Right") be issued with each share of Common Stock, issued in the merger (the "Merger") of Bowne & Co., Inc., a New York corporation ("Bowne--New York") into the Company pursuant to the Agreement and Plan of Merger, dated June 19, 1998, between the Company and Bowne--New York. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") of the Company at a price of $125 per one one-thousandth of a share of Series B Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 19, 1998, as the same may be amended from time to time (the "Rights Agreement"), between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date") the Rights will be evidenced by with respect to any Old Certificates (as defined below) outstanding as of the effective time of the Merger, by such Old Certificates together with a copy of the Summary of Rights substantially in the form of Exhibit C to the Rights Agreement (the "Summary of Rights") or by such new certificates issued or exchanged in connection with the Merger, as the case may be.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Following the Merger and until the Distribution Date (or earlier redemption or expiration of the Rights), certificates issued by the Company representing shares of Common Stock (whether in exchange for certificates of Bowne--New York (the "Old Certificates") or otherwise) will contain a notation incorporating the Rights Agreement by reference. After the Merger and until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights associated with the shares of Common Stock issued in the Merger and represented by Old Certificates will, until such Old Certificates are exchanged or new certificates for Common Stock are issued by the Company, be evidenced by such Old Certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (including Old Certificates), even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on January 30, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         The Purchase Price payable, and the number of shares of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) upon the grant to holders of the Series B Preferred Stock of certain rights or warrants to subscribe for or purchase Series B Preferred Stock at a price, or securities convertible into Series B Preferred Stock with a conversion price, less than the then-current market price of the Series B Preferred Stock or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series B Preferred Stock) or of subscription rights or warrants (other than those referred to above).

         The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

         Shares of Series B Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series B Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $100 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Series B Preferred Stock will have 1000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Series B Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

         Because of the nature of the Series B Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Series B Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
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                                                                               5



         In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Series B Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series B Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.

         At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights Agreement is filed as an Exhibit to this Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.
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                                                                               6



ITEM 7.  EXHIBITS.

         1. Agreement and Plan of Merger, dated June 19, 1998 by and between Bowne & Co., Inc., a New York corporation and Bowne & Co., Inc. a Delaware corporation.

         2. Certificate of Designations of Bowne--Delaware (filed in Delaware on June 19, 1998).

         3.       Certificate of Incorporation of Bowne--Delaware
                  (filed in Delaware on June 19, 1998).

         4.       By-Laws of Bowne--Delaware (effective June 19, 1998).

         5. Rights Agreement, dated as of June 19, 1998, between the Company and The Bank of New York, which includes the Certificate of Designations for the Series B Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BOWNE & CO., INC


                                                /s/ Douglas F. Bauer
                                                Douglas F. Bauer
                                                Counsel and Corporate Secretary

Dated:  June 24, 1998

                                 EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

     1. Agreement and Plan of Merger, dated June 19, 1998 by and between Bowne & Co., Inc., a New York corporation and Bowne & Co., Inc. a Delaware corporation.

     2. Certificat of Incorporation of Bowne-Delaware (filed in Delaware on June 19, 1998).

     3. Certificate of Designations of Bowne-Delaware (filed in Delaware on June 19, 1998).

     4.               By-Laws of Bowne-Delaware (effective June 19,
                      1998).

     5. Rights Agreement, dated as of June 19, 1998, between the Company and The Bank of New York, which includes the Certificate of Designations for the Series B Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.